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                                                                       EXHIBIT 1
                                                                       ---------
                      [Letterhead of Arthur Andersen LLP]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 26, 2000 included in this Form 11-K, into ITC/\DeltaCom, Inc.'s previously filed Registration Statement on Form S-8, File No. 333-62773 covering the ITC/\DeltaCom, Inc. Employee Profit Sharing and 401(k) Plan.


/s/ Arthur Andersen LLP

Atlanta, Georgia
June 26, 2000